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                                                                  EXHIBIT  10.32

                        AMENDMENT TO EXCESS BENEFIT PLAN

     Morgan Stanley & Co. Inc. (the "Company") hereby amends the Morgan Stanley & Co. Incorporated Excess Benefit Plan, as amended (the "Excess Benefit Plan"), as follows:


     1. Effective November 1, 2000, Section V of the Excess Benefit Plan shall be amended by adding to the end thereof the following:

          "Notwithstanding the foregoing, effective November 1, 2000, the provisions of Section 11.8 of the Pension Plan shall be incorporated herein by this reference, shall apply to the claims made with respect to benefits under this Plan in the same manner and to the same extent as they apply to claims with respect to benefits under the Pension Plan, and shall provide the exclusive rules relating to claims for benefits under the Plan. The authority of the Hearing Panel (or its delegate) under the Plan shall be consistent with the authority of the Hearing Panel under the Pension Plan and any decision made hereunder by the Hearing Panel (or its delegate) shall be conclusive and binding on all persons to the same extent as decisions of the Hearing Panel under the Pension Plan."

     2. Effective January 1, 2000, Section IV of the Excess Benefits Plan shall be amended by adding to the end thereof the following new paragraph:

"For purposes of determining benefits payable under this Plan, any limitation on compensation (or any similar term) for any group of Employees now or hereinafter set forth in the Morgan Stanley Dean Witter & Co. Supplemental Executive Retirement Plan shall apply to such group under this Plan as if set forth fully herein."

                             **********************

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf as of this 1st day of November, 2000.

                                MORGAN STANLEY & CO. INC.


                                By:  /s/ Michael T. Cunningham
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